Exhibit 10.1

AMENDMENT NO. 4
TO
STOCK OPTION PLAN
OF
RBS GLOBAL, INC.

The Stock Option Plan of RBS Global, Inc., a Delaware corporation (the “Corporation”), adopted November 25, 2002 and subsequently amended on October 29, 2003 by Amendment No. 1, on December 15, 2003 by Amendment No. 2, and on March 15, 2004 by Amendment No. 3 (the “Plan”), is hereby amended as follows, effective July 27, 2005:

Section 2.1 of the Plan is hereby modified and amended to increase the aggregate number of shares of common stock which may be issued pursuant to the exercise of options granted pursuant to the Plan from 277,399 to 413,112 and shall read in its entirety as follows:

“Section 2.1                                Shares Subject to the Plan

The shares of stock subject to Options shall be shares of Common Stock.  Subject to Section 7.1, the aggregate number of such shares which may be issued upon exercise of Options is 413,112.”

The foregoing Amendment No. 4 is hereby executed at the direction of the Compensation Committee of the Board of Directors as of July 27, 2005.

/s/ Robert A. Hitt
Name:	Robert A. Hitt
Title:	President